UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

LIBERTY ALL–STAR® GROWTH FUND

ASG

2016 Annual Report

ALL STAR®
GROWTH FUND

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Investment Managers/ Portfolio Characteristics
9	Investment Growth
10	Table of Distributions and Rights Offerings
11	Top 20 Holdings and Economic Sectors
12	Major Stock Changes in the Quarter
13	Manager Roundtable
18	Schedule of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Automatic Dividend Reinvestment and Direct Purchase Plan
42	Additional Information
43	Directors and Officers
49	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
54	Privacy Policy
56	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

Fellow Shareholders:	February 2017

While surprising events help to shape equity market performance every year, 2016 will be remembered as an archetype of surprise. Each of the four quarters was marked by headlines that would have been hard to anticipate in advance: the worst calendar year start for U.S. equities ever; the U.K. vote to withdraw from the European Union; record highs recorded by the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index on the same day in August; and Donald Trump’s upset win in the presidential election.

Sparked by the Trump victory, U.S. equities rallied in the fourth quarter, with the S&P 500® advancing 3.82 percent, the DJIA gaining 8.66 percent and the NASDAQ returning 1.66 percent. That the fourth quarter’s return for the NASDAQ was substantially below the other two indices signaled the unevenness of the rally; investors moved quickly to embrace financials and industrial stocks at the expense of growth stocks, including information technology and health care/biotech. For the full year, the S&P 500® returned 11.96 percent, the DJIA returned 16.50 percent and the NASDAQ returned 8.87 percent.

Departing from the pattern of the past two years, growth stocks generally underperformed their value counterparts in 2016, while small-cap stocks generated higher returns than did large-cap and mid-cap stocks. Among market capitalization indices, the Russell Top 200® Growth Index (large-cap) returned 6.95 percent while the Russell Midcap® Growth Index returned 7.33 percent. After a poor first quarter, small-cap stocks, as represented by the Russell 2000® Growth Index, turned in the year’s best performance with a gain of 11.32 percent.

The fact that major equity market indices closed the year with good gains was something that would have been hard to envision on February 11, when the rout that opened the year reached its nadir. At that point, U.S. stocks were down 10 percent, with the stocks of energy companies and those that supply the industry faring even worse. But if the historically poor start to the year was a surprise, the latter half of the first quarter was almost as surprising. A rally took hold that by quarter’s end had driven the S&P 500® and DJIA to positive returns and left the NASDAQ only modestly negative.

The second quarter was calm by comparison until a poor jobs report for May rattled investors, only to be followed by the “Brexit” referendum in which voters in the U.K. said they favored leaving the European Union. Once again, however, a rally over the last few trading days of the quarter propelled the S&P 500® and the DJIA to modest gains, while the NASDAQ surrendered less than one percentage point.

Positive sentiment prevailed in the third quarter. At one point, the DJIA recorded gains for nine straight trading days—its longest streak in three years. This time it was the NASDAQ leading the way with a 10.02 percent return, a reflection of investors’ greater appetite for risk, as well as technology companies’ prospects for growth in a growth-challenged economy. Markets were also buoyed by good job growth, higher home sales, a surge in consumer confidence and firmer crude oil prices.

The surprise of the fourth quarter, of course, was the presidential election—an outcome that, with few exceptions, was not foreseen by polls or pundits. Markets that had been predicted to retrench as much as 10 percent on a Trump victory instead surprised many investors and rallied. Investors saw opportunity in Trump’s calls for lower corporate taxes, investment in infrastructure, replacing the Affordable Care Act and a lighter approach to government regulation. Some of the enthusiasm abated in the final week of the year, as investors locked-in profits. Nevertheless, the DJIA advanced nearly 9 percent (after closing above 19,000 for the first time on November 22). The other main event of the quarter—one that came as no surprise—was the Federal Reserve’s quarter-point increase in the fed funds rate, and the subsequent release of meeting notes indicating that the Fed would likely be more aggressive in raising short-term rates during 2017.

Annual Report | December 31, 2016	1

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

While these were the major events highlighting each quarter, there were underlying themes running through the year. One was a strengthening U.S. economy, marked by gains in employment, improving corporate earnings, a strong housing market and favorable consumer confidence. Another, less positive, story was China—the world’s second largest economy—where a slowing economy, a decline in the stock market and a weaker yuan held potential implications for the U.S. economy. The geopolitical situation—principally, the Middle East, South China Sea, North Korea, Russian meddling in Eastern Europe and the refugee crises—remain ongoing sources of concern that are not likely to be resolved any time soon.

Liberty All-Star®Growth Fund
In a challenging year for growth stocks, Liberty All-Star Growth Fund underperformed the broader indices previously referred to in this letter. In 2016, the Fund returned 4.76 percent with shares valued at net asset value (NAV) with dividends reinvested and -0.60 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) As noted, returns for the S&P 500®, the DJIA and the NASDAQ were 11.96 percent, 16.50 percent and 8.87 percent, respectively. For the fourth quarter, the Fund returned 0.86 percent with shares valued at NAV with dividends reinvested and -0.96 percent with shares valued at market price with dividends reinvested.

Comparing the Fund's returns to its primary growth benchmark, with shares valued at NAV the Fund outperformed the Lipper Multi-Cap Growth Mutual Fund Average for the third consecutive quarter and the full year. For the year, the Fund’s return ranked it in the top one-third of funds in the Lipper universe of multi-cap growth funds. Looking back, the Fund—like the vast majority of actively managed funds—was hurt in the first quarter by the market’s hyper-volatility. Fund shares valued at market price were also hurt in the fourth quarter by the widening of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of -10.7 percent to -13.7 percent relative to their underlying NAV.

In accordance with the Fund’s distribution policy, Fund distributions totaled $0.36 per share in 2016, including $0.09 in the fourth quarter. The 2016 distributions bring the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.01 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected growth style managers investing across the capitalization spectrum of large-, mid- and small-cap growth stocks. Thus, we are once again offering insights into the managers’ thinking through our annual roundtable question-and-answer exchange, and invite shareholders to read the managers’ comments.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

The market continued to rally in the early days of 2017, but much remains unsettled as the new administration and the Republican-led Congress begin the arduous task of governing. We are hopeful that the U.S. economy will continue to grow and that government policies, as they unfold, will complement and support private sector growth. A year with no surprises may be welcome, but if that turns out to be the case it would be a surprise all by itself. For our part, we at ALPS Advisors will continue to offer shareholders a consistent focus and a steady adherence to the principles that make the Fund a high-quality, multi-cap growth holding for long-term investors.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

Annual Report | December 31, 2016	3

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDED DECEMBER 31, 2016

FUND STATISTICS:
Net Asset Value (NAV)	$4.80
Market Price	$4.18
Discount	-12.9%

	Quarter	2016
Distributions*	$0.09	$0.36
Market Price Trading Range	$3.88 to $4.33	$3.45 to $4.54
Premium/(Discount) Range	-10.7% to -13.7%	-7.8% to -13.7%

PERFORMANCE:
Shares Valued at NAV with Dividends Reinvested	0.86%	4.76%
Shares Valued at Market Price with Dividends Reinvested	-0.96%	-0.60%
Dow Jones Industrial Average	8.66%	16.50%
Lipper Multi-Cap Growth Mutual Fund Average	-0.37%	2.81%
NASDAQ Composite Index	1.66%	8.87%
Russell Growth Benchmark	1.75%	8.53%
S&P 500® Index	3.82%	11.96%

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS PERIODS ENDED DECEMBER 31, 2016	ANNUALIZED RATES OF RETURN
	3 YEARS	5 YEARS	10 YEARS
LIBERTY ALL-STAR® GROWTH FUND, INC.
Distributions	$1.46	$2.04	$3.88
Shares Valued at NAV with Dividends Reinvested	3.69%	12.12%	7.34%
Shares Valued at Market Price with Dividends Reinvested	0.69%	11.42%	6.48%
Dow Jones Industrial Average	8.71%	12.92%	7.52%
Lipper Multi-Cap Growth Mutual Fund Average	4.71%	12.49%	6.80%
NASDAQ Composite Index	10.14%	17.07%	9.53%
Russell Growth Benchmark	6.94%	14.06%	8.07%
S&P 500® Index	8.87%	14.66%	6.95%

*	All 2016 distributions consist of long-term capital gains. A breakdown of each 2016 distribution for federal income tax purposes can be found in the table on page 42.

Peformance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds' total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 56.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2016	5

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 8 percent of the Fund’s net asset value (paid quarterly at 2 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2016	7

Liberty All-Star® Growth Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 56 for a description of these indices.

				MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS				SMALL		LARGE
AS OF DECEMBER 31, 2016
	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	Weatherbie	Congress	Sustainable	Total Fund
Number of Holdings	1,177	468	606	50	40	30	115*
Weighted Average Market Capitalization (billions)	$2.2	$13.4	$148.0	$2.5	$7.3	$112.9	$40.8
Average Five-Year Earnings Per Share Growth	14%	14%	13%	34%	21%	12%	20%
Average Five-Year Sales Per Share Growth	10%	10%	11%	16%	10%	13%	12%
Price/Earnings Ratio**	27x	24x	24x	29x	23x	31x	27x
Price/Book Value Ratio	3.8x	4.9x	5.4x	4.5x	4.8x	5.2x	4.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2016. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $18,584 (including the December 31, 2016 value of the original investment of $4,519, plus distributions during the period of $14,065).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $32,053.

The additional value realized by exercising all primary rights in the Fund’s rights offerings. The value of the investment under this scenario grew to $39,526 excluding the cost to exercise all primary rights in the rights offerings which was $5,299.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2016	9

Liberty All-Star® Growth Fund	Table of Distributions and Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
Total	$13.01

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings and Economic Sectors

December 31, 2016 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Middleby Corp.	2.13%
Signature Bank	1.88
Stamps.com, Inc.	1.83
Core Laboratories NV	1.82
GTT Communications, Inc.	1.76
IPG Photonics Corp.	1.69
FirstService Corp.	1.63
BofI Holding, Inc.	1.41
MACOM Technology Solutions Holdings, Inc.	1.41
Insulet Corp.	1.36
Visa, Inc., Class A	1.34
NIKE, Inc., Class B	1.34
Salesforce.com, Inc.	1.33
Mondelez International, Inc., Class A	1.33
FleetCor Technologies, Inc.	1.33
Apple, Inc.	1.32
Ecolab, Inc.	1.32
Alphabet, Inc., Class C	1.32
Amazon.com, Inc.	1.28
The Ultimate Software Group, Inc.	1.27
30.10%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	28.18%
Consumer Discretionary	16.49
Health Care	15.75
Industrials	15.61
Financials	9.01
Consumer Staples	4.80
Real Estate	3.45
Energy	2.48
Materials	2.02
Other Net Assets	2.21
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2016	11

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

December 31, 2016 (Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2016.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/16
PURCHASES
ACADIA Pharmaceuticals, Inc.	24,536	31,818
Hasbro, Inc.	10,000	10,000
Portola Pharmaceuticals, Inc.	34,033	34,033
UnitedHealth Group, Inc.	5,254	5,254

SALES
Aerie Pharmaceuticals, Inc.	(16,682)	6,304
Cotiviti Holdings, Inc.	(18,207)	34,439
Francesca's Holdings Corp.	(38,892)	16,959
Helen of Troy Ltd.	(9,500)	0
IPG Photonics Corp.	(9,202)	21,621
RealPage, Inc.	(26,975)	7,348
Schlumberger Ltd.	(8,550)	9,990
SPS Commerce, Inc.	(9,976)	10,433

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

Looking back and looking ahead, the Fund’s managers assess 2016 and evaluate what a Trump administration may—and may not—mean for the investment environment in 2017.

Liberty All-Star Growth Fund’s investment managers have long experience, in-depth knowledge, a proven track record and a firm commitment to growth style investing. Once again, therefore, we are grateful to be able to call upon this resource to provide Fund shareholders with timely commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization ranges are:

CONGRESS ASSET MANAGEMENT COMPANY, LLP
Portfolio Manager/Todd Solomon, CFA
Senior Vice President/Portfolio Manager
Capitalization Focus/Mid-Cap Growth – Congress Asset Management’s mid-cap growth strategy focuses on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility.

SUSTAINABLE GROWTH ADVISERS, LP
Portfolio Manager/George Fraise
Founding Principal
Capitalization Focus/Large-Cap Growth – Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

WEATHERBIE CAPITAL, LLC
Portfolio Manager/Matthew A. Weatherbie, CFA
President and Founder
Capitalization Focus/Small-Cap Growth – Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

Let’s open by asking you to assess 2016 in general and, more specifically, identify the industries, sectors or strategies that helped and/or hurt returns in the portion of the Liberty All-Star Growth Fund that you manage. Matt Weatherbie, start us off, please.

Weatherbie (Weatherbie – Small-Cap Growth): Two thousand sixteen was a challenging year. U.S. smaller-cap companies held in the portfolio exhibited strong financial metrics, low debt levels, healthy product demand and reasonable valuations. In most economic environments, those characteristics create a portfolio that performs consistently well, as our 20-year track record demonstrates. In 2016, however, each quarter was affected by one or more unsettling macro factors — oil price instability, China economic slowdown, the so-called “Brexit” vote in the U.K. and, of course, the contentious U.S. presidential election. Headlines from these and other macro events held back the stock appreciation of companies posting strong earnings growth. A good example would be in March when presidential candidate Hillary Clinton made pointed comments about forcing drug companies to lower prices for specialized treatments; as a result, some of our biotech pharma portfolio positions suffered, despite having superb research and being positioned for success. Despite the ups and downs during the year, the final results for 2016 showed a solid double-digit return for this Fund allocation.

Annual Report | December 31, 2016	13

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Thanks. Now let’s hear from Congress and Sustainable.

Solomon (Congress – Mid-Cap Growth): Our long-term focus on high quality and cash flow was an important part of our strong performance in 2016. Security selection in health care was outstanding as we did not invest in speculative companies and remained focused on companies with consistent operating histories. Selection within consumer discretionary was strong as we remained optimistic on consumer spending due to high levels of consumer confidence and a strengthening domestic job market. The portfolio further benefitted from two acquisitions in 2016: Linear Technologies and B/E Aerospace.

Fraise (Sustainable – Large-Cap Growth): We were disappointed with our results in 2016, which were impacted late in the year by the shift in investor sentiment resulting from the November election. Driven by hope for more pro-growth fiscal and regulatory policies under a Trump administration and a Republican-controlled Congress, low quality, smaller-cap and value stocks staged a major rally, largely in stocks very different from the types on which our approach is focused. Companies with lower returns on equity, more cyclicality and higher betas, and more debt outperformed in November and December. Stocks in the energy, financial services and industrials sectors performed best on expectations for greater economic growth, a paring back of the regulatory oversight under Dodd-Frank and significant new infrastructure spending. While we have exposure to select energy service businesses, and they helped us, our focus on strong pricing power, predictable revenue streams and long runways of growth generally steers us away from large money center banks with a high degree of dependence on interest rate spreads as well as deep cyclical stocks, which are highly sensitive to the business cycle.

“We are confident that select businesses with superior underlying quality characteristics will attract the interest of investors as current hopes meet the realities of getting [changes dependent on the political process] enacted.”

—George Fraise
(Sustainable – Large-Cap Growth)

The Fund’s investment managers are generally bottom-up, fundamentally-based in their approach to picking stocks. But it is hard to ignore one major macro factor—the so-called “Trump effect.” Are you or are you not factoring such sweeping proposals as corporate tax reform, infrastructure build, healthcare legislation and a lighter approach to regulation into your thinking, and why or why not? George Fraise, start us off please and then let’s continue down the capitalization range.

Fraise (Sustainable – Large-Cap Growth): We do consider the impact of changes to regulatory and tax policy, health care legislation, and infrastructure spending on the trajectory of the earnings and cash flows of our portfolio businesses. Given the uncertainty around the magnitude of any final legislation, however, we focus the vast majority of our attention on the key drivers of secular growth, which are more critical over the long term and more predictable. While there is significant hope in the market for positive changes in the areas you note, we are very cognizant of the difficulties of trying to forecast the outcome of the political process. We believe positive changes to regulatory and tax policy will occur, and have factored an increase in infrastructure spending and a reduction in tax rates into our expectations, but we are skeptical that the eventual changes enacted will necessarily be of the magnitude currently being assumed by buoyant investors. As a result, we think there could be disappointment on the part of investors who have factored in a meaningful, sustained improvement in economic growth. While they have been largely overlooked in the recent “Trump rally,” we are confident that select businesses with superior underlying quality and growth characteristics—enabling them to generate higher revenues and earnings in a more predictable and sustainable manner—will attract the interest of investors as current hopes meet the realities of getting such changes enacted.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Solomon (Congress – Mid-Cap Growth): We are not factoring any “Trump effect” into our decision-making. Many boasts are made on the campaign trail that have no basis in actual plans. Further, those that make it to a real agenda cannot assume to be enacted as proposed once the “campaigning” has ended and “governing” has begun. Most importantly for financial markets, the House and Senate remained in control of the GOP, which tends to be more business friendly. However, stocks trade on earnings and cash flow and they are impacted by many non-governmental forces that have longer timeframes than a congressional session or presidential term.

“We are not factoring any ‘Trump effect’ into our decision-making. Many boasts are made on the campaign trail … [they] cannot assume to be enacted as proposed once the ‘campaigning’ has ended and ‘governing’ has begun.”

—Todd Solomon
(Congress – Mid-Cap Growth)

Weatherbie (Weatherbie – Small-Cap Growth): The potential benefits of tax reform, or more specifically a lowering of U.S. corporate tax rates, is being evaluated for each of our portfolio companies but is unambiguously positive in our view. So, yes, to some extent we are anticipating a tax benefit from the so-called “Trump effect.”

On the other hand, as a bottom-up stock research team, we are more focused on the management, performance and business outlook for each of our smaller-cap growth companies. Often small cap companies do not fit neatly into a broad sector — but for many of our holdings the early indications from the incoming administration could be positive. For example, MACOM Technology Solutions has pioneered advanced phased-array radar technology, and that segment of MACOM’s business could benefit from increased defense spending, as well as on infrastructure programs like the upgrade of the Federal Aviation Administration’s air-traffic control system.

Please tell us about a longtime holding in the portion of the Liberty All-Star Growth Fund portfolio that you manage that exemplifies your approach to investing, and tell us about a recent addition that similarly illustrates your approach. Todd Solomon, tell us about two of Congress’ holdings.

Solomon (Congress – Mid-Cap Growth): Dorman Products has been in the portfolio for a year and a half. It was purchased as a replacement for O’Reilly Automotive, which was sold as it reached our capitalization limit of $20 billion. When we removed O’Reilly, we still believed in the growth of aftermarket auto parts due to increasing miles driven and increasing car age. We originally chose O’Reilly in 2010 because it was a better investment than its peers. After reevaluating its peers again, we felt that we should search further. By taking a step back in the distribution chain, we researched and bought Dorman, which supplies O’Reilly and its peers. In effect, we were buying the “bullet maker” in the war.

Annual Report | December 31, 2016	15

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Cambrex, which was added to the portfolio in the spring of 2016, is in a similar area of the distribution chain for drug manufacturing. It supplies active pharmaceutical ingredients to many different worldwide companies. By choosing a “common denominator,” our clients can benefit from expected growth of the drug market as a whole without taking undue risk.

Matt Weatherbie and George Fraise, let’s conclude with your comments.

Weatherbie (Weatherbie – Small-Cap Growth): Middleby Corporation is a longtime holding in our portfolio. A maker of commercial and residential food storage and preparation equipment, Middleby produces ovens for a wide array of chain restaurants. A superior product with significant barriers to entry and a seasoned management team combine to make the growth outlook for Middleby bright, and at its current 21 times estimated 2018 price-to-earnings valuation, the stock remains attractive.

“We are more focused on the management, performance and business outlook for each of our smaller-cap growth companies … but for many of our holdings the early indications from the incoming administration could be positive.”

—Matt Weatherbie
(Weatherbie – Small-Cap Growth)

A recent addition to the Liberty All-Star Growth Fund portfolio is Stamps.com. This provider of online postage solutions to small businesses has been in our portfolio in the past, and was sold in 2014 due to a slowing of Amazon-related business. More recently, the company’s portfolio of solutions has matured and its exposure to diverse e-commerce merchants and shippers has risen to approximately two-thirds of revenue, leading us to reintroduce Stamps.com to the portfolio. Stamps.com is, along with Pitney Bowes, the only PC-postage vendor licensed by the U.S. Postal Service. This unique competitive position, combined with its turnkey online platform developed over many years, makes Stamps.com particularly well-positioned to enjoy robust double-digit organic revenue growth and margin expansion looking ahead.

Fraise (Sustainable – Large-Cap Growth): Mondelez, a leading global packaged foods company focused on snacking, has been a holding of SGA’s since 2014. The company’s pricing power benefits from strong brands and number one or number two market shares in every category in which it competes. Its revenues are highly recurring in nature due to the natural desire by consumers for energy and treats. Its snacks are easily packaged into a variety of configurations and distributed across a broad range of retail channels at low price points. In addition to its organic growth drivers, we expect Mondelez to continue to benefit from management’s steps to substantially improve operating margins as the company modernizes and realigns its outdated supply chain and manufacturing base and utilizes a zero-based budgeting system to efficiently manage operating expenses. This should lead to mid-teens earnings and cash flow growth over the next few years.

A recent addition to the portfolio is Novo-Nordisk, a global leader in the development and sale of therapies to treat diabetes, hemophilia, growth disorders and obesity. The company has an approximately 50 percent global market share in drugs related to the treatment of diabetes. The key areas on which the company focuses are chronic conditions that are becoming increasingly common across the globe as a result of demographic trends and changes in diet and urbanization in emerging economies.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

While the company faces increased competition in the diabetes market, we see a chance for it to benefit from greater penetration in the modern insulin market, and a range of new treatments that provide patients with added benefits. Its new longer-lasting drug Tresiba for the treatment of Type 1 and Type 2 diabetes, launched in the U.S. in January, offers greater flexibility in terms of the timing of daily injections and reduces the risk of hypoglycemic events.

Many thanks to all. After a difficult start and several challenging periods, 2016 turned out to be a reasonably good year. Two thousand seventeen opened on a much more positive note, and we hope the year ends the same way. One thing is certain: Given all the forces at work in the marketplace today, it will not lack for interest.

Annual Report | December 31, 2016	17

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (97.79%)
CONSUMER DISCRETIONARY (16.49%)
Auto Components (1.05%)
Dorman Products, Inc.(a)	18,130	$1,324,578

Diversified Consumer Services (0.77%)
2U, Inc.(a)(b)	11,861	357,609
Nord Anglia Education, Inc.(a)(b)	26,433	615,889
		973,498
Hotels, Restaurants & Leisure (4.20%)
Chipotle Mexican Grill, Inc.(a)	3,498	1,319,865
Chuy's Holdings, Inc.(a)	20,312	659,125
Planet Fitness, Inc., Class A	44,848	901,445
Starbucks Corp.	26,389	1,465,117
Texas Roadhouse, Inc.	20,000	964,800
		5,310,352
Household Durables (0.30%)
GoPro, Inc., Class A(a)(b)	44,161	384,642

Internet & Catalog Retail (3.40%)
Amazon.com, Inc.(a)	2,158	1,618,219
The Priceline Group, Inc.(a)	1,000	1,466,060
Wayfair, Inc., Class A(a)(b)	34,535	1,210,452
		4,294,731
Leisure Products (0.61%)
Hasbro, Inc.	10,000	777,900

Media (0.85%)
Scripps Networks Interactive, Inc., Class A	15,000	1,070,550

Multiline Retail (0.55%)
Ollie's Bargain Outlet Holdings, Inc.(a)(b)	24,449	695,574

Specialty Retail (2.24%)
Foot Locker, Inc.	15,000	1,063,350
Francesca's Holdings Corp.(a)	16,959	305,771
Lowe's Companies, Inc.	20,650	1,468,628
		2,837,749
Textiles, Apparel & Luxury Goods (2.52%)
Carter's, Inc.	9,500	820,705
G-III Apparel Group Ltd.(a)	23,000	679,880
NIKE, Inc., Class B	33,231	1,689,132
		3,189,717

See Notes to Schedule of Investments and Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (4.80%)
Food & Staples Retailing (0.98%)
Whole Foods Market, Inc.	40,389	$1,242,366

Food Products (1.95%)
The Hain Celestial Group, Inc.(a)	20,000	780,600
Mondelez International, Inc., Class A	37,889	1,679,619
		2,460,219
Household Products (1.87%)
Church & Dwight Co., Inc.	20,000	883,800
Colgate-Palmolive Co.	22,673	1,483,721
		2,367,521
ENERGY (2.48%)
Energy Equipment & Services (2.48%)
Core Laboratories NV(b)	19,159	2,299,846
Schlumberger Ltd.	9,990	838,661
		3,138,507
FINANCIALS (9.01%)
Banks (0.47%)
Independent Bank Group, Inc.	9,439	588,993

Capital Markets (2.55%)
Financial Engines, Inc.(b)	4,655	171,071
Raymond James Financial, Inc.	18,500	1,281,495
State Street Corp.	13,422	1,043,158
Virtus Investment Partners, Inc.	6,238	736,396
		3,232,120
Commercial Banks (1.88%)
Signature Bank(a)	15,823	2,376,615

Consumer Finance (1.34%)
Visa, Inc., Class A	21,793	1,700,290

Diversified Financial Services (0.84%)
FactSet Research Systems, Inc.	6,500	1,062,295

Insurance (0.52%)
Greenlight Capital Re Ltd., Class A(a)	28,763	655,796
United Insurance Holdings Corp.	139	2,105
		657,901

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2016	19

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (1.41%)
BofI Holding, Inc.(a)(b)	62,411	$1,781,834

HEALTH CARE (15.75%)
Biotechnology (3.79%)
ACADIA Pharmaceuticals, Inc.(a)(b)	31,818	917,631
Amgen, Inc.	5,642	824,917
Portola Pharmaceuticals, Inc.(a)	34,033	763,701
Puma Biotechnology, Inc.(a)	14,272	438,150
Regeneron Pharmaceuticals, Inc.(a)	3,336	1,224,612
Ultragenyx Pharmaceutical, Inc.(a)(b)	8,961	630,048
		4,799,059
Health Care Equipment & Supplies (3.02%)
The Cooper Cos., Inc.	6,000	1,049,580
Insulet Corp.(a)	45,682	1,721,298
ResMed, Inc.	17,000	1,054,850
		3,825,728
Health Care Providers & Services (3.22%)
Adeptus Health, Inc., Class A(a)(b)	4,278	32,684
Diplomat Pharmacy, Inc.(a)(b)	31,600	398,160
Henry Schein, Inc.(a)	6,000	910,260
U.S. Physical Therapy, Inc.	12,176	854,755
UnitedHealth Group, Inc.	5,254	840,850
VCA, Inc.(a)	15,000	1,029,750
		4,066,459
Health Care Technology (1.93%)
Cerner Corp.(a)	26,482	1,254,452
Cotiviti Holdings, Inc.(a)	34,439	1,184,702
		2,439,154
Life Sciences Tools & Services (2.58%)
Cambrex Corp.(a)	20,000	1,079,000
Medpace Holdings, Inc.(a)	1,315	47,432
Mettler-Toledo International, Inc.(a)	2,500	1,046,400
PAREXEL International Corp.(a)	16,500	1,084,380
		3,257,212
Pharmaceuticals (1.21%)
Aerie Pharmaceuticals, Inc.(a)	6,304	238,606
Novo Nordisk AS(c)	35,906	1,287,589
		1,526,195
INDUSTRIALS (15.61%)
Aerospace & Defense (1.90%)
B/E Aerospace, Inc.	20,000	1,203,800

See Notes to Schedule of Investments and Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
HEICO Corp.	15,460	$1,192,739
		2,396,539
Air Freight & Logistics (0.76%)
XPO Logistics, Inc.(a)	22,186	957,548

Building Products (1.62%)
Lennox International, Inc.	7,000	1,072,190
Masco Corp.	31,000	980,220
		2,052,410
Commercial Services & Supplies (1.43%)
The Advisory Board Co.(a)	21,270	707,227
Cintas Corp.	9,500	1,097,820
		1,805,047
Electrical Equipment (0.73%)
Acuity Brands, Inc.	4,000	923,440

Machinery (3.24%)
Middleby Corp.(a)	20,886	2,690,326
Proto Labs, Inc.(a)(b)	5,720	293,722
Snap-on, Inc.	6,500	1,113,255
		4,097,303
Professional Services (3.35%)
Equifax, Inc.	7,500	886,725
Paylocity Holding Corp.(a)(b)	36,158	1,085,102
Robert Half International, Inc.	24,000	1,170,720
WageWorks, Inc.(a)	15,058	1,091,705
		4,234,252
Road & Rail (1.58%)
J.B. Hunt Transport Services, Inc.	12,000	1,164,840
Kansas City Southern	9,843	835,178
		2,000,018
Trading Companies & Distribution (1.00%)
H&E Equipment Services, Inc.	20,697	481,205
SiteOne Landscape Supply, Inc.(a)	22,672	787,399
		1,268,604
INFORMATION TECHNOLOGY (28.18%)
Communications Equipment (1.03%)
F5 Networks, Inc.(a)	9,000	1,302,480

Electronic Equipment & Instruments (2.84%)
Cognex Corp.	23,000	1,463,260

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2016	21

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
IPG Photonics Corp.(a)	21,621	$2,134,209
		3,597,469
Internet Software & Services (6.50%)
Alphabet, Inc., Class C(a)	2,155	1,663,272
Facebook, Inc., Class A(a)	10,870	1,250,593
GTT Communications, Inc.(a)	77,529	2,228,959
SPS Commerce, Inc.(a)	10,433	729,162
Stamps.com, Inc.(a)(b)	20,157	2,311,000
The Trade Desk, Inc., Class A(a)	1,216	33,647
		8,216,633
IT Services (5.64%)
Alliance Data Systems Corp.	5,618	1,283,713
Automatic Data Processing, Inc.	15,169	1,559,070
EPAM Systems, Inc.(a)	10,869	698,985
FleetCor Technologies, Inc.(a)	11,846	1,676,446
Genpact Ltd.(a)	37,000	900,580
Jack Henry & Associates, Inc.	11,500	1,020,970
		7,139,764
Semiconductors & Semiconductor Equipment (2.25%)
MACOM Technology Solutions Holdings, Inc.(a)	38,484	1,781,040
Monolithic Power Systems, Inc.	13,000	1,065,090
		2,846,130
Software (8.44%)
Ebix, Inc.(b)	16,269	928,147
Everbridge, Inc.(a)(b)	57,294	1,057,074
Globant SA(a)(b)	16,663	555,711
Manhattan Associates, Inc.(a)	15,000	795,450
RealPage, Inc.(a)	7,348	220,440
Red Hat, Inc.(a)	21,216	1,478,755
Salesforce.com, Inc.(a)	24,564	1,681,651
SAP SE(c)	14,890	1,286,943
Synopsys, Inc.(a)	18,000	1,059,480
The Ultimate Software Group, Inc.(a)	8,821	1,608,509
		10,672,160
Technology Hardware Storage & Equipment (1.48%)
Apple, Inc.	14,467	1,675,568
Stratasys Ltd.(a)(b)	11,681	193,204
		1,868,772
MATERIALS (2.02%)
Chemicals (2.02%)
Ecolab, Inc.	14,290	1,675,074

See Notes to Schedule of Investments and Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Chemicals (continued)
International Flavors & Fragrances, Inc.	7,500	$883,725
		2,558,799
REAL ESTATE (3.45%)
Real Estate Investment Trusts (1.82%)
Camden Property Trust	12,000	1,008,840
Equinix, Inc.	3,595	1,284,889
		2,293,729
Real Estate Management & Development (1.63%)
FirstService Corp.	43,463	2,063,623

TOTAL COMMON STOCKS (COST OF $100,497,518)		123,676,479

SHORT TERM INVESTMENTS (10.03%)
MONEY MARKET FUND (2.70%)
State Street Institutional U.S. Government Money Market Fund, 0.42%(d) (COST OF $3,415,383)	3,415,383	3,415,383

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (7.33%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50% (COST OF $9,271,647)	9,271,647	9,271,647

TOTAL SHORT TERM INVESTMENTS (COST OF $12,687,030)		12,687,030

TOTAL INVESTMENTS (107.82%) (COST OF $113,184,548)(e)		136,363,509

LIABILITIES IN EXCESS OF OTHER ASSETS (-7.82%)		(9,896,778)

NET ASSETS (100.00%)		$126,466,731

NET ASSET VALUE PER SHARE (26,336,506 SHARES OUTSTANDING)		$4.80

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2016	23

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2016

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $11,977,118.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on December 31, 2016.
(e)	Cost of investments for federal income tax purposes is $114,420,353.

Gross unrealized appreciation and depreciation at December 31, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$24,803,628
Gross unrealized depreciation	(2,860,472)
Net unrealized appreciation	$21,943,156

See Notes to Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments at market value (Cost $113,184,548)	$136,363,509
Receivable for investment securities sold	3,759,136
Dividends and interest receivable	72,886
Prepaid and other assets	249
TOTAL ASSETS	140,195,780

LIABILITIES:
Payable for investments purchased	2,683,368
Distributions payable to shareholders	1,572,606
Investment advisory fee payable	85,854
Payable for administration, pricing and bookkeeping fees	29,159
Payable for collateral upon return of securities loaned	9,271,647
Accrued expenses	86,415
TOTAL LIABILITIES	13,729,049
NET ASSETS	$126,466,731

NET ASSETS REPRESENTED BY:
Paid-in capital	$96,029,459
Accumulated net realized gain on investments	7,258,311
Net unrealized appreciation on investments	23,178,961
NET ASSETS	$126,466,731

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	26,336,506
NET ASSET VALUE PER SHARE	$4.80

See Notes to Financial Statements.

Annual Report | December 31, 2016	25

Liberty All-Star® Growth Fund	Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $10,630)	$925,431
Securities lending income	287,419
Interest	190
TOTAL INVESTMENT INCOME	1,213,040

EXPENSES:
Investment advisory fee	959,280
Administration fee	239,865
Pricing and bookkeeping fees	77,358
Audit fee	28,186
Custodian fee	35,927
Directors' fees and expenses	58,163
Insurance expense	6,588
Legal fees	55,225
NYSE fee	24,103
Shareholder communication expenses	30,636
Transfer agent fees	69,620
Miscellaneous expenses	34,265
TOTAL EXPENSES	1,619,216
NET INVESTMENT LOSS	(406,176)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	11,357,943
Net change in unrealized depreciation on investments	(5,126,386)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,231,557
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,825,381

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
FROM OPERATIONS:
Net investment loss	$(406,176)	$(621,454)
Net realized gain on investments	11,357,943	9,700,847
Net change in unrealized depreciation on investments	(5,126,386)	(7,111,152)
Net Increase in Net Assets From Operations	5,825,381	1,968,241

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	(9,317,746)	(18,951,117)
Total Distributions	(9,317,746)	(18,951,117)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	5,691,962	3,524,229
Net Increase/(Decrease) in Net Assets	2,199,597	(13,458,647)

NET ASSETS:
Beginning of period	124,267,134	137,725,781
End of period (Includes undistributed net investment income of $0 and $0, respectively)	$126,466,731	$124,267,134

See Notes to Financial Statements.

Annual Report | December 31, 2016	27

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after waiver/reimbursement
Ratio of expenses to average net assets before waiver/reimbursement
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's tender offer for shares at a price below net asset value, net of costs.
(c)
Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

28	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2016	2015	2014	2013	2012

$4.99	$5.69	$5.91	$4.54	$4.24

(0.02)	(0.03)	(0.04)	(0.04)	(0.03)
0.19	0.10	0.15	1.72	0.54
0.17	0.07	0.11	1.68	0.51

(0.36)	(0.77)	(0.33)	(0.31)	(0.22)
–	–	–	–	(0.05)
(0.36)	(0.77)	(0.33)	(0.31)	(0.27)
–	–	–	–	0.06
$4.80	$4.99	$5.69	$5.91	$4.54
$4.18	$4.58	$5.16	$5.62	$4.06

4.8%	3.9%	2.4%	39.0%	14.3%
(0.6%)	5.1%	(2.3%)	47.8%	13.8%

$126	$124	$138	$140	$104
N/A	N/A	N/A	N/A	1.46%
1.35%	1.30%	1.34%	1.34%	1.51%
(0.34%)	(0.45%)	(0.77%)	(0.73%)	(0.61%)
100%	58%	63%	45%	35%

Annual Report | December 31, 2016	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal
The Fund seeks long-term capital appreciation.

Fund Shares
The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2016, the Fund held no securities that were fair valued.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2016	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of December 31, 2016:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Liberty All-Star® Growth Fund	$11,977,118	$9,271,647	$3,057,528	$12,329,175

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2016:

Liberty All-Star® Growth Fund	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$9,271,647	$–	$–	$–	$9,271,647
Total Borrowings					9,271,647
Gross amount of recognized liabilities for securities lending (collateral received)					$9,271,647

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$123,676,479	$–	$–	$123,676,479
Short Term Investment	3,415,383	–	–	3,415,383
Investments Purchased with Collateral from Securities Loaned	9,271,647	–	–	9,271,647
Total	$136,363,509	$–	$–	$136,363,509

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the year ended December 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Annual Report | December 31, 2016	33

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non- taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2016, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$406,176	$(180,925)	$(225,251)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital was $225,251.

Net investment loss and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders
Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

Distributions Paid From:	12/31/2016	12/31/2015
Long-term capital gains	9,317,746	18,951,117
Total	$9,317,746	$18,951,117

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$8,494,116	$21,943,156	$–	$30,437,272

As of December 31, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$114,420,353	$24,803,628	$(2,860,472)	$21,943,156

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the year ending December 31, 2016 are reported on the Statement of Operations.

Annual Report | December 31, 2016	35

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2016 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Expense Limitation Agreement
Under the terms of the Expense Limitation Agreement between the Fund and AAI, AAI has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, AAI has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that AAI is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement was effective through and expired on July 31, 2016. Pursuant to the Expense Limitation Agreement, the Fund may reimburse AAI for any fee waivers and expense reimbursements made by AAI, provided that any such reimbursements made by the Fund to AAI will not cause the Fund’s annual expense ratio to exceed the expense limitation rate. AAI is entitled to collect on or make a claim for waived fees at a maximum of three years from the date of the Expense Limitation Agreement. For the period January 1, 2016 through July 31, 2016 there were no fee waivers and/or reimbursements and AAI collected no previously waived fees.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities
For the year ended December 31, 2016, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $120,092,289 and $133,526,579, respectively.

36	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

NOTE 6. CAPITAL TRANSACTIONS

During the years ended December 31, 2016 and December 31, 2015, distributions in the amounts of $5,691,962 and $3,524,229, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,411,801 and 704,565 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. DIRECTORS FEES

As of December 31, 2016, there were six Directors, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Director”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Committee Chairman receives a quarterly retainer of $5,750; the Nominating and Governance Committee (“Nominating Committee”) Chairman receives a quarterly retainer of $5,000; and all other Independent Directors receive a quarterly retainer of $4,500. Each Independent Director also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; and $1,000 for attendance by telephone for a special meeting. Each Audit Committee member receives $4,500 for attendance at an in person Audit Committee meeting and $1,000 for attendance at a telephonic Audit Committee meeting. Each Nominating Committee member receives $1,000 for attendance at an in person or telephonic Nominating Committee meeting. If an Audit Committee or Nominating Committee meeting is held in conjunction with a regular or special board meeting, the Directors are only compensated for the regular or special board meeting. Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Directors’ fees are allocated between the Fund and the Liberty All-Star® Equity Fund. One-third of the Directors’ fees are equally shared and the remaining two-thirds are allocated based on each Fund’s proportionate share of total net assets. Directors’ fees and expenses accrued by the Fund for the year ending December 31, 2016 are reported on the Statement of Operations.

Annual Report | December 31, 2016	37

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2016

NOTE 9. OTHER MATTERS

Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

NOTE 10. SUBSEQUENT EVENT

On January 17, 2017, Alger Associates, Inc. announced that it has agreed to acquire Weatherbie Capital, LLC, a sub-adviser to the Fund. It is anticipated that the transaction will close in early March 2017. As of the date of this report, there is no contractual change to the services provided to the Fund and no changes to the Fund’s fees of as a result of the transaction.

38	www.all-starfunds.com

Liberty All-Star® Growth Fund	Report of Independent Registered Public Accounting Firm

To the Board of the Directors and Shareholders of Liberty All-Star® Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Growth Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2017

Annual Report | December 31, 2016	39

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under  the  Fund’s  Automatic  Dividend  Reinvestment  and  Direct  Purchase  Plan  (the  “Plan”), shareholders  automatically  participate  and  have  all  their  Fund  dividends  and  distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional  shares of  the Fund. For  further information, call Investor  Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of  trading,  direct  purchases  will  be  invested  within  35  days  after  such  date.  Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a  U.S.  bank  or  other  financial  institution.  A  participant  may  withdraw  a  direct  purchase  by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in  the  account  of  each  Plan  participant  will  be  held  by  the  Plan  Agent  in  book-entry  or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions  the  Plan Agent is  required to pay) incurred  with respect to the  Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

40	www.all-starfunds.com

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for  automatic  investment  transactions,  plus  a  per  share  fee  (which  includes  any  brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders  may  terminate  their  participation  in  the  Plan  by  notifying  the  Plan  Agent  by telephone, through the Internet or in writing. Such termination will be effective immediately if notice  is  received  by  The  Plan  Agent  prior  to  any  dividend  record  date  and  all  subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Annual Report | December 31, 2016	41

Liberty All-Star® Growth Fund	Additional Information

(Unaudited)

TAX INFORMATION

All  2016  distributions,  whether  received  in  cash  or  shares  of  the  Fund,  consist  of  long-term capital gains.

The table below details the breakdown of each 2016 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non-Qualified	Long-Term Capital Gains
02/18/16	03/28/16	$0.08	–	–	100%
04/29/16	06/13/16	$0.09	–	–	100%
07/29/16	09/12/16	$0.10	–	–	100%
10/28/16	01/03/17	$0.09	–	–	100%

Tax Designations
Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $9,317,746 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 25, 2016, the Annual Meeting of Shareholders of the Fund was held to elect one Director   and   to   approve   a   new   Portfolio   Management   Agreement   with   Congress   Asset Management Company, LLP (“Congress”). On June 13, 2016, the record date for the meeting, the Fund had outstanding 25,955,945 shares of common stock. The votes cast at the meeting were as follows:

Proposal 2 – To elect one Director:

Nominee	For	Against/Withheld
George R. Gaspari	17,010,915.873	843,454.331

Proposal 4 – To approve a new Portfolio Management Agreement with Congress:

For	Against/Withheld	Abstain	Broker Non-Votes
12,435,348.276	701,076.417	352,788.511	4,365,157.000

42	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by contacting the Fund at 1-800-542-3863.

INDEPENDENT DIRECTORS

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director**	Other Directorships Held
John A. Benning Year of Birth: 1934	Director since 2002; Term expires 2017	Retired since December, 1999	2	Trustee, Liberty All-Star Equity Fund (since 2002)
Thomas W. Brock Year of Birth: 1947	Director since 2005; Chairman since 2015; Term expires 2018	Chief Executive Officer, Silver Bay Realty (since 2016); Director, Silver Bay Realty (December 2012-present); Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Trustee, Liberty All-Star Equity Fund (since 2005), Trustee, Equitable AXA Annuity Trust (since January 2016), 1290 Funds (since January 2016), and Elevation ETF Trust (since 2016)
George R. Gaspari Year of Birth: 1940	Director since 2006; Term expires 2019	Financial Services Consultant (1996-2012)	2	Trustee, Liberty All-Star Equity Fund (since 2006), Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**
The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Delaware Investments Fund Advisers, Pzena Investment Management LLC, Weatherbie Capital LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, and Aristotle Capital Management, LLC.

Annual Report | December 31, 2016	43

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

INDEPENDENT DIRECTORS (continued)

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director**	Other Directorships Held
John J. Neuhauser Year of Birth: 1943	Director since 1998; Term expires 2018	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Liberty All-Star Equity Fund (since 1998), Trustee, Columbia Funds Series Trust I (since 1985)
Richard C. Rantzow Year of Birth: 1938	Director since 2006; Term expires 2017	Retired, Ernst & Young Partner (1993); Chief Financial Officer, Miller Sports (1993-1998)	2
Trustee, Liberty All-Star Equity Fund (since 2006), Trustee, Clough Global Dividend and Income Fund (Since 2004), Trustee, Clough Global Equity Fund (since 2005) and Trustee, Clough Global Opportunities Fund (since 2006).

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**
The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Delaware Investments Fund Advisers, Pzena Investment Management LLC, Weatherbie Capital LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, and Aristotle Capital Management, LLC.

44	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)
INTERESTED DIRECTOR

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Director since 2006; Term expires 2018	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013) and is a Trustee and President of Clough Funds Trust.	16
Trustee, Liberty All-Star Equity Fund (since 2006), Trustee (since 2004) and President (since 2006), Clough Global Dividend and Income Fund, Trustee (since 2006) and President (since 2005), Clough Global Equity Fund, Trustee and President (since 2006), Clough Global Opportunities Fund, and Trustee and President of Clough Funds Trust. Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**
The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Delaware Investments Fund Advisers, Pzena Investment Management LLC, Weatherbie Capital LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, and Aristotle Capital Management, LLC.

***	Mr. Burke is an “interested person” of the Funds, as defined in the 1940 Act, because he is an officer of ALPS Holdings, Inc. and a Director of ALPS Advisors, Inc. and ALPS Fund Services, Inc.

Annual Report | December 31, 2016	45

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999
Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.

Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999
Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.

Edmund J. Burke Year of Birth: 1961	Vice President	2006
Vice President of the Liberty All-Star Funds (since 2006), Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc. (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

Kimberly R. Storms Year of Birth: 1972	Treasurer	2013
Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Liberty All-Star Equity Fund, Financial Investors Trust, ALPS Series Trust, and Elevation ETF Trust. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

*
The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

46	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Andrew P. Meloni Year of Birth: 1969	Assistant Treasurer	2015
Fund Controller, ALPS Fund Services, Inc. Employee of ALPS Fund Services, Inc. since March 2007. Mr. Meloni is also Assistant Treasurer of Liberty All-Star Equity Fund, ALPS ETF Trust, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., and the Principal Real Estate Income Fund. Mr. Meloni is deemed an affiliate of the Fund as defined under the 1940 Act.

Erin D. Nelson Year of Birth: 1977	Chief Compliance Officer	2015
Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Ms. Nelson is also Chief Compliance Officer of Liberty All-Star Equity Fund, ALPS ETF Trust, Principal Real Estate Income Fund, ALPS Variable Investment Trust and the RiverNorth Opportunities Fund, Inc. Ms. Nelson is deemed an affiliate of the Funds as defined under the 1940 Act.

Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016
Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, and Stadion Investment Trust, and Assistant Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust and ALPS Variable Investment Trust. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.

*
The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2016	47

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Abigail J. Murray Year of Birth: 1975	Assistant Secretary	2016
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, Clough Funds Trust, RiverNorth Opportunities Fund, Inc., and Assistant Secretary of Liberty All-Star Equity Fund, and Principal Real Estate Income Fund. Ms. Murray is deemed an affiliate of the Fund as defined under the 1940 Act.

*
The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

48	www.all-starfunds.com

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board’) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of  the  Fund  (“Independent  Directors”),   annually  review   the  Fund’s  investment  advisory agreements and consider whether to renew them for an additional year.  At its meeting on September 8, 2016, the Board, including a majority of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and two separate Portfolio Management Agreements among the Fund, AAI and the following independent investment management firms: Weatherbie Capital, LLC (“Weatherbie”) and Sustainable Growth Advisers, LP (“Sustainable”). Weatherbie and Sustainable collectively are referred to as “Portfolio Managers,” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Directors met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interest of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager.  In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Director may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager were employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Fund.  The Board considered that each Portfolio Manager  employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers, as well as their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI and Broadridge Financial Solutions regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

Annual Report | December 31, 2016	49

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Directors requested information from AAI and each Portfolio Manager. In response to these requests, the Board received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Directors’ consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.  The following is a summary of the Board’s considerations.

Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues. The Board took into consideration that a Portfolio Manager change had occurred in 2016.

The Board also considered the demonstrated consistency in investment approach of each Portfolio Manager. The Board considered that Weatherbie manages the small-cap growth portion of the Fund’s portfolio and Sustainable manages the large-cap growth portion.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI  and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the Portfolio Managers were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Investment Performance
The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the Fund’s Portfolio Managers, including the performance of other investment accounts managed by the Portfolio Managers and the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

50	www.all-starfunds.com

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Among other information, the Board received information regarding the Fund’s return on an absolute and a relative basis, based on NAV and market price, for various periods. With respect to the Fund, the Board received information which indicated that, based on NAV, the Fund underperformed the Lipper Multi-Cap Growth Mutual Fund Average (“Lipper Average”) for the three- and five-year periods, but was near the median of the Lipper Average and ahead of the average of the Russell Top 200 Growth, Russell Midcap Growth and Russell 2000 Growth Indices since inception.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund
The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement for selected closed-end funds and multi-manager open-end equity funds. The Independent Directors considered that the Fund’s total expenses were higher than the median of a representative group of closed-end funds consisting of the Lipper growth, core and value universes and the management and administrative fees were equal to the median. In addition, the Independent Directors also considered that the Fund’s management fee was higher than the median for the multi-manager open-end equity funds selected by AAI, and that this was due in part to shareholder meeting expenses relating to a Portfolio Manager change.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by comparable closed-end funds and open-end equity funds.

Annual Report | December 31, 2016	51

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI
The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well  as the  ongoing need to meet regulatory and compliance requirements.  In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI  serves as the Fund’s administrator and  receives  compensation for acting in this capacity.

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. AAI also has advised the Board that AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believed that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered.  The Board accepted AAI’s explanations in light of the Board’s findings as to the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for it services to the Fund.  The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs  of  providing  management  services  to  the  Fund  and  supported  the  renewal  of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale
The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. The Board also considered that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of shareholders.

Based on the foregoing, the Board concluded that the breakpoint schedules allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

52	www.all-starfunds.com

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Benefits to be Derived from the Relationship with the Fund
The Board also considered the potential “fall-out” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions. In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking  best execution.   The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Conclusions
Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2016	53

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy Is a Top Priority
We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It
We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

54	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information
We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess  new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice,
Please Write to Us at:
ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

Former Customers
If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

Annual Report | December 31, 2016	55

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index
Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark
The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

56	www.all-starfunds.com

ALL-STAR GROWTH FUND

INVESTMENT ADVISOR

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS

John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Abigail Murray, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

*Member of Audit Committee

ASG LISTED NYSE

Annual Certifications — As required, on September 2, 2016, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000768

ALL★STAR®
GROWTH FUND

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

ASG LISTED NYSE

A MEMBER OF THE CLOSED-END FUND ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2. Code of Ethics.

(a)
 The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Directors has determined that there is one audit committee financial expert serving on its audit committee.

(2) The registrant’s Board of Directors has determined that Mr. Richard C. Rantzow is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2015 and December 31, 2016 were approximately $24,700 and $27,000 respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2015 and December 31, 2016 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2015 and December 31, 2016 were approximately $3,940 and $3,940, respectively. Tax Fees in both fiscal years 2015 and 2016 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2015 and December 31, 2016 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2015 and December 31, 2016 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $311,340 in 2015 and $331,340 in 2016. These fees consisted of non-audit fees billed to (i) the Registrant of $3,940 in 2015 and $3,940 in 2016, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $307,400 in 2015 and $327,400 in 2016, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2016, John A. Benning, Thomas W. Brock, George R. Gaspari, John J. Neuhauser, and Richard C. Rantzow are each independent directors and collectively constitute the entire Audit Committee.

Item 6. Investments.

(a)
The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 3, 2017, unless otherwise noted.

Weatherbie Capital LLC (“Weatherbie”)

MANAGEMENT.
Matthew A. Weatherbie, CFA – President and Co-Chief Investment Officer
Matt is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie. The firm was founded by Matt in December 1995. Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund. Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. Matt is a CFA charterholder.

George Dai, Ph.D.- Senior Managing Director and Co-Chief Investment Officer
George is the lead co-manager responsible for managing the portion of the Fund allocated to Weatherbie. George’s prior experience as a portfolio manager began in 2006 as the co-lead manager of Weatherbie’s Long/Short Fund. George received his MBA from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China (Hefei, China) and then was a pharmaceutical research scientist at Procter & Gamble.

Joshua D. Bennett, CFA -Managing Director
Josh is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie. Josh’s prior experience as a portfolio manager began in 2007 as a co-manager of Weatherbie’s Long/Short Fund. Josh received his MBA from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction). Previously, he earned a B.A. in economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder.

OTHER ACCOUNTS. As of December 31, 2016, this team was responsible for the portfolio management of the following types of accounts in addition to the Fund:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Weatherbie Capital, LLC
Registered Investment Companies	1	$5	0	n/a
Other pooled investment vehicles	2	$122	2	$122
Other accounts	22	$647	0	n/a
Matthew A. Weatherbie
Registered Investment Companies	0	0	0	n/a
Other pooled investment vehicles	1	$99	1	$99
Other accounts*	17	$647	0	n/a
George Dai
Registered Investment Companies*	1	$5	0	n/a
Other pooled investment vehicles*	1	$24	1	$24
Other accounts*	17	$647	0	n/a
Joshua D. Bennett
Registered Investment Companies*	1	$5	0	n/a
Other pooled investment vehicles*	1	$24	1	$24
Other accounts*	17	$647	0	n/a

* Accounts are managed on a team basis.

COMPENSATION STRUCTURE.
Weatherbie Capital, LLC is solely owned by Weatherbie Holding Inc., a Sub-Chapter S Corporation controlled by Matthew A. Weatherbie. Mr. Weatherbie’s compensation is directly related to the overall profitability of Weatherbie. Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end. Mr. Dai and Mr. Bennett are stake holders in the firms’ stock appreciation plan (“SAR”) where employees have an equity stake in the company above the growth in value of their SAR plan award. In addition to an ownership opportunity, all employees receive a competitive salary and are eligible for a bonus, which is tied to a percentage of the profits of the company based on their contribution to the firm’s success, leveraged to the growth in the business. A portion of the bonus is allocated to the Weatherbie Profit Sharing Plan establishing a retirement account for all employees. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Messer’s Weatherbie, Dai or Bennett except that a performance allocation may be payable by the other pooled investment vehicles managed by Weatherbie.

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFLICTS OF INTEREST: None

Congress Asset Management Company, LLP (“Congress”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Congress is managed by Todd Solomon, CFA, Senior Vice President and Daniel Lagan, CFA, Chief Executive Officer, Chief Investment Officer.

Todd Solomon, CFA, Senior Vice President, Portfolio Manager
Todd joined Congress Asset Management in 2001. He is a member of Congress Asset Management’s Investment Oversight Committee and Chairs the Mid Cap Growth Committee, which was named the 2015 Small/Mid Cap SMA of the year by Investment Advisor Magazine and Envestnet. He has 22 years of investment experience, spanning both equity research and portfolio management. Previously, he has held positions at US Trust Company, Fidelity Management and Research Co, and the Pioneer Group, Inc. He is a CFA charterholder, and member of the Boston Security Analysts Society (BSAS.)
Education: MBA; New York University
BA; Georgetown University

Daniel Lagan, CFA, CEO, Chief Investment Officer
Mr. Lagan joined Congress Asset Management in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the Boston Security Analysts Society (BSAS) and the CFA Institute.
Education: MBA; Boston College
BA; St. Michael's College

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Todd Solomon and Daniel Lagan as of December 31, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Todd Solomon, CFA	1
Registered Investment Companies	1	$589,936,020	0	N/A
Other pooled investment vehicles	0	$0	0	N/A
Other accounts	121	$441,803,645	0	N/A

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Daniel Lagan, CFA
Registered Investment Companies	1	$49,194,718	0	N/A
Other pooled investment vehicles	0	$0	0	N/A
Other accounts	133	$231,334,003	0	N/A

MATERIAL CONFILCTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE:

Mr. Todd Solomon and Mr. Daniel Lagan’s compensation consists of the following:

Congress Asset Management Company LLP has a core investment team in place and high employee retention due to a generous compensation structure, collaborative culture and career advancement opportunities.

Congress utilizes a team approach to the investment process. Because of this, the firm’s compensation plan is intended to reward all employees equitably based on the firm’s investment performance and financial profitability. Our compensation plan aims to accurately reflect our investment and financial success through three methods:

1.	Competitive base salary: This is the basis on which all other incentives are calculated.

2.	Bonus plan up to 50% of base salary based on the following criteria:

•	Investment performance for fixed income and equity products

•	Growth in firm assets under management

•	Growth in profitability

•	Management discretion based on individual performance

3.
Equity Bonus Plan: Since 1990, Congress Asset Management Company has used an Equity Bonus Plan to allow all participating employees to directly benefit from the long term growth and profitability of the company. This deferred compensation plan is tied to the operating income of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Todd Solomon, CFA	None
Daniel Lagan, CFA	None

Sustainable Growth Advisers, LP (“SGA”)

MANAGEMENT.
George P. Fraise - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to founding Sustainable Growth Advisers, George was Executive Vice President, a member of the Board of Directors and a member of the Investment Policy Committee of Yeager, Wood & Marshall, Inc. George began his investment career in 1987 as an equity analyst at Drexel Burnham Lambert. In 1990 he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment companies. He also held a senior analyst position at Chancellor Capital Management, a private large cap growth money manager. In 1997 George joined Scudder Kemper Investments as a portfolio manager for two separate large cap growth funds.
Education:
Trinity College – BA in History - 1986
Stern School of Business at New York University – MBA in Finance and International Business – 1990

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.
Education:
Georgetown University – BS; University of Massachusetts/Amherst – MBA
Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth‑oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.
Education:
Dartmouth College – BA (Cum Laude); Harvard Business School – MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Fraise, Rohn and Marchand, as of December 31, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
George P. Fraise
Registered Investment Companies	16	$3,403	0	n/a
Other Pooled Investment Vehicles	19	$2,167	0	n/a
Other Accounts	47	$1,377	0	n/a

Robert L. Rohn
Registered Investment Companies	16	$3,403	0	n/a
Other Pooled Investment Vehicles	19	$2,167	0	n/a
Other Accounts	47	$1,377	0	n/a

Gordon M. Marchand
Registered Investment Companies	16	$3,403	0	n/a
Other Pooled Investment Vehicles	19	$2,167	0	n/a
Other Accounts	47	$1,377	0	n/a

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based solely upon SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2016, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)
 The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
 There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 12.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 2, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	March 2, 2017